UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 9, 2009

                                 Roomlinx, Inc.

             (Exact Name of Registrant as Specified in its Charter)

        Nevada                   000-26213                  83-0401552
(State or Other Jurisdiction    (Commission               (IRS Employer
   of Incorporation)            File Number)             Identification No.)

              2150 W. 6th Ave., Unit H, Broomfield, Colorado      80020
              (Address of Principal Executive Offices)          (Zip Code)

                                  303-544-1111
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act
                (17 CFR 230.425)
        Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                (17 CFR 240.14a-12)
        Pre-commencement communications pursuant to Rule 14d-2(b) under the
                Exchange Act (17 CFR 240.14d-2(b))
        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 1.01.  Entry into a Material Definitive Agreement

On September 9, 2009, Roomlinx, Inc., a Nevada corporation ("Roomlinx"), entered into a Debt Conversion Agreement (the "Conversion Agreement") with Lewis Opportunity Fund, L.P., the holder of a majority of the then outstanding principal amount of Convertible Debentures issued by the Company on June 12, 2007 (the "Debentures"). Pursuant to the Conversion Agreement, all then outstanding Debentures (in an aggregate principal amount of $1,869,800) were converted into an aggregate of 93,490,000 shares of Roomlinx common stock at a conversion price of $0.02 per share, the conversion price specified in the Debentures. Pursuant to the Conversion Agreement, the Company has agreed to pay to the converting Debenture holders an aggregate of $112,188, an amount equal to interest that would have accrued on the converted principal amount of Debentures over a one (1) year period if the Debentures would not have been converted. A copy of the Conversion Agreement is attached hereto as Exhibit
10.1 and incorporated by reference herein in its entirety.

With respect to the Revolving Credit, Security and Warrant Purchase Agreement (the "Credit Agreement") entered into by Roomlinx with Cenfin LLC on June 5, 2009 and disclosed in its Current Report on Form 8-K filed on June 11, 2009, the persons who control Cenfin LLC are relatives of Judson Just, a Roomlinx director. The Credit Agreement was approved by a majority of the members of the Roomlinx board of directors, excluding Judson Just.

Item 3.02 Unregistered Sales of Equity Securities.
On July 7, 2009, Heller Capital Investments converted $100,000 principal amount of Roomlinx Convertible Debentures into 5,000,000 shares of Roomlinx common stock pursuant to the terms of the Convertible Debentures.

On September 9, 2009, LAM Opportunity Fund LTD converted $280,200 principal amount of Roomlinx Convertible Debentures into 14,010,000 shares of Roomlinx common stock pursuant to the terms of the Convertible Debentures.

On September 9, 2009, Roomlinx entered into a Debt Conversion Agreement with respect to the conversion of all remaining outstanding Roomlinx Convertible Debentures pursuant to which an aggregate of 93,490,000 shares of Roomlinx common stock were issued. A description of the material terms of the Debt Conversion Agreement is contained in Item 1.01 above and incorporated by reference herein in its entirety.

Item 8.01  Other Events

On September 15, 2009, Roomlinx issued a press release, a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by reference in their entirety.

Item 9.01  Financial Statements and Exhibits

Exhibit         Description of Exhibit
10.1 Debt Conversion Agreement, dated September 9, 2009, between Roomlinx, Inc. and Lewis Opportunity Fund, L.P.
99.1    Press Release issued September 15, 2009


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 15, 2009              ROOMLINX INC.



                                        By: /s/ Michael S. Wasik
                                        ------------------------
                                        Michael S. Wasik
                                        President, Chief Executive Officer
                                        and Chief Financial Officer